UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2020

TENNECO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12387	76-0515284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.01 per share	TEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 27, 2020, Tenneco Inc. (the “Company”) updated its full year 2019 guidance for key financial targets. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under Item 2.02, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 7.01	REGULATION FD DISCLOSURE.

In addition, on January 27, 2020, the Company reconfirmed that it is reviewing a range of strategic alternatives to maximize shareholder value. The Company also announced a plan to add at least one new independent director in 2020 as part of its ongoing Board refreshment process. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under Item 7.01, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued January 27, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: January 27, 2020	By:	/s/ Brandon B. Smith
Brandon B. Smith
Senior Vice President, General Counsel
and Corporate Secretary